April 3, 2002

                DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND

                            SUPPLEMENT TO PROSPECTUS
                            DATED FEBRUARY 1, 2002

      At a meeting of the Board of Trustees on April 2, 2002, the Board approved the liquidation of the fund. Accordingly, effective as of April 3, 2002, the fund will be closed to new investment accounts. Current investors may continue to purchase fund shares in open accounts. On or about May 10, 2002, the fund will be liquidated and its assets distributed pro rata to shareholders.

                                                                        721s0402